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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------
                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                  ------------

        Date of Report (Date of Earliest Event Reported): April 21, 1996



                                NYNEX CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

               1-8608                                    13-3180909
- -------------------------------------      -------------------------------------
      (Commission File Number)              (I.R.S. Employer Identification No.)

       1095 AVENUE OF THE AMERICAS
           NEW YORK, NEW YORK                                   10036
- ---------------------------------------------         --------------------------
 (Address of Principal Executive Offices)                     (Zip Code)

                                 (212) 395-2121
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              (Registrant's Telephone Number, Including Area Code)



- --------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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


ITEM 5.     OTHER EVENTS

            NYNEX Corporation entered into an Agreement and Plan of Merger ("Merger Agreement"), dated as of April 21, 1996, by and among Seaboard Merger Company, a Delaware corporation ("Seaboard"), NYNEX Corporation, a Delaware corporation ("NYNEX"), and Bell Atlantic Corporation, a Delaware corporation ("Bell Atlantic"). Seaboard is a newly formed corporation which is 50% owned by NYNEX and 50% owned by Bell Atlantic. Reference is made to the Merger Agreement and the Joint Press Release, dated April 22, 1996, issued by Bell Atlantic and NYNEX, which are attached as Exhibits 2 and 99, respectively, and are incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits

2 Agreement and Plan of Merger, dated as of April 21, 1996, by and among Seaboard Merger Company, NYNEX Corporation and Bell Atlantic Corporation.

99 Press Release, dated April 22, 1996, issued by Bell Atlantic Corporation and NYNEX Corporation.

                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NYNEX Corporation



Date:  April 23, 1996                     /s/  Alan Z. Senter
                                          ---------------------------------
                                          By:  Alan Z. Senter
                                          Executive Vice President
                                          and Chief Financial Officer




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                                 EXHIBIT INDEX


Exhibit No.       Description
- -----------       -----------

2 Agreement and Plan of Merger, dated as of April 21, 1996, by and among Seaboard Merger Company, NYNEX Corporation and Bell Atlantic Corporation.

99 Press Release, dated April 22, 1996, issued by Bell Atlantic Corporation and NYNEX Corporation.


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